Exhibit 21.1

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Abilene Behavioral Health, LLC	Delaware
Abilene Holding Company, LLC	Delaware
Acadia Management Company, LLC	Delaware
Acadia Merger Sub, LLC	Delaware
Acadiana Addiction Center, LLC dba Acadiana Addiction Center	Delaware
Advanced Treatment Systems, LLC dba Coatesville Treatment Center dba Lebanon Treatment Center	Virginia
Affinity Healthcare Holdings Limited	United Kingdom
Affinity Healthcare Limited	United Kingdom
Affinity Hospitals Holdings Limited	United Kingdom
Affinity Hospitals Group Limited	United Kingdom
Affinity Hospitals Limited	United Kingdom
Amore (Ben Madigan) Limited	United Kingdom
Amore (Bourne) Limited	United Kingdom
Amore Care Limited	United Kingdom
Amore Care (Holdings) Limited	United Kingdom
Amore (Cockermouth) Limited	United Kingdom
Amore (Coventry) Limited	Isle of Man
Amore Elderly Care Holdings Limited	United Kingdom
Amore Elderly Care Limited	United Kingdom
Amore Elderly Care (Wednesfield) Limited	United Kingdom
Amore Group (Holdings) Limited	United Kingdom
Amore (Ings Road) Limited	United Kingdom
Amore (Prestwick) Limited	United Kingdom
Amore ((Stoke 1) Limited	United Kingdom
Amore (Stoke 2) Limited	United Kingdom
Amore (Warrenpoint) Limited	United Kingdom
Amore (Watton) Limited	United Kingdom
Amore (Wednesfield 1) Limited	United Kingdom
Amore (Wednesfield 2) Limited	United Kingdom
Ascent Acquisition - CYPDC, LLC	Arkansas
Ascent Acquisition - PSC, LLC	Arkansas
Ascent Acquisition, LLC dba Ascent Children’s Health Services dba Ascent	Arkansas
Aspen Education Group, Inc.	California
Aspen Youth, Inc.	California
Atlanta Recovery Center, LLC	Delaware
ATS of Cecil County, LLC dba Cumberland Treatment Center dba Elkton Treatment Center dba Pine Heights Treatment Center	Virginia
ATS of Delaware, LLC dba Claymont Treatment Center	Virginia
ATS of North Carolina, LLC dba Carolina Treatment Center of Fayetteville dba Carolina Treatment Center Of Pinehurst	Virginia

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
dba Carolina Treatment Center Of Goldsboro dba Cumberland County Treatment Center dba Mountain Health Solutions - North Wilkesboro dba Mountain Health Solutions - Asheville
Austin Behavioral Hospital, LLC dba Cross Creek Hospital	Delaware
Austin Eating Disorders Partners, LLC	Missouri
Autism (GB) Limited	United Kingdom
Autism TASCC Services Limited.	United Kingdom
Baton Rouge Treatment Center, LLC dba Baton Rouge Treatment Center dba North Louisiana Treatment Center dba North Shore Treatment Center	Louisiana
Bayside Marin, Inc. dba Bayside Marin I dba Bayside Marin II dba Bayside Marin III dba Bayside Marin IV	Delaware
BCA of Detroit, LLC	Delaware
Beckley Treatment Center, LLC dba Beckley Treatment Center	West Virginia
Behavioral Centers of America, LLC	Delaware
Belmont Behavioral Hospital, LLC	Delaware
Belmont Physician Services, LLC	Delaware
Bethlehem Behavioral Health, LLC	Delaware
BGI of Brandywine, LLC dba Bowling Green at Brandywine	Virginia
Blenheim Healthcare Limited	United Kingdom
Blue Ridge Mountain Recovery Center, LLC	Delaware
Bowling Green Inn of Pensacola, LLC dba Twelve Oaks Treatment Center dba Wellness Resource Center	Virginia
Bowling Green Inn of South Dakota, Inc. dba Keystone Treatment Center	Virginia
Bromley Road Limited	England and Wells
Burnside Care Limited	United Kingdom
California Treatment Services, LLC dba Recovery Solutions of Santa Ana	California
Capestrano Investment Company, Inc.	Puerto Rico
Capestrano Realty Company, Inc.	Puerto Rico
CAPS of Virginia, LLC	Virginia
Cartersville Center, LLC dba Cartersville Center dba Cartersville Comprehensive Treatment Center	Georgia
Cascade Behavioral Holding Company, LLC	Delaware
Cascade Behavioral Hospital, LLC	Delaware
Care Continuums Limited	United Kingdom
Castlecare Group Limited	United Kingdom
Castlecare Holdings Limited	United Kingdom
Castle Homes Limited	United Kingdom
Castle Homes Care Limited	United Kingdom
Castlecare Cymru Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Castlecare Education Limited	United Kingdom
Cedar Crest Clinic	Texas
Center for Behavioral Health - HA, LLC	Pennsylvania
Center for Behavioral Health - ME, Inc. dba Discovery House	Maine
Center for Behavioral Health - PA, LLC	Pennsylvania
Centerpointe Community Based Services, LLC	Indiana
Charleston Treatment Center, LLC dba Charleston Treatment Center	West Virginia
Cheadle Royal Healthcare Limited	United Kingdom
Cheadle Royal Hospital Limited	United Kingdom
Cheadle Royal Residential Services Limited	United Kingdom
Chelfham Senior School Limited	United Kingdom
Clarksburg Treatment Center, LLC dba Clarksburg Treatment Center	West Virginia
CO Developments Limited	United Kingdom
Cockermouth Propco Limited	United Kingdom
Commodore Acquisition Sub, LLC	Delaware
Community Addiction Services Limited	United Kingdom
Conquest Care Homes (Norfolk) Limited	United Kingdom
Conquest Care Homes (Peterborough) Limited	United Kingdom
Conquest Care Homes (Soham) Limited	United Kingdom
Copper Acquisition Co., Inc.	Delaware
Cotswold Care Services Limited	United Kingdom
Coxlease Holdings Limited	United Kingdom
Coxlease School Limited	United Kingdom
CPCA, LLC	Delaware
Craegmoor Group Limited	United Kingdom
Craegmoor Limited	United Kingdom
Craegmoor Care (Holdings) Limited	United Kingdom
Craegmoor Facilities Company Limited	United Kingdom
Craegmoor Group (No. 1) Limited	United Kingdom
Craegmoor Group (No. 2) Limited	United Kingdom
Craegmoor Group (No. 3) Limited	United Kingdom
Craegmoor Group (No. 5) Limited	United Kingdom
Craegmoor Group (No. 6) Limited	United Kingdom
Craegmoor (Harbour Care) Limited	United Kingdom
Craegmoor Healthcare Company Limited	United Kingdom
Craegmoor Holdings Limited	United Kingdom
Craegmoor Homes Limited	United Kingdom
Craegmoor Hospitals (Holdings) Limited	United Kingdom
Craegmoor Hospitals Limited	United Kingdom
Craegmoor Learning (Holdings) Limited	United Kingdom
Craegmoor Supporting You Limited	United Kingdom
CRC ED Treatment, LLC dba Center for Hope of the Sierras dba Montecatini dba Montecatini II dba Carolina House dba Carolina House - Raleigh dba Montecatini Outpatient Treatment Center	Delaware
CRC Group, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
CRC Health, LLC dba eGetgoing	Delaware

CRC Health Oregon, Inc.

dba Allied Health Services Portland - Alder

dba Allied Health Services Ontario

dba Allied Health Services Portland - Belmont

dba Allied Health Services East

dba Allied Health Services Portland - Burnside

dba Allied Health Services Beaverton

dba Allied Health Services - Medford

dba Health Services Treasure Valley

dba Willamette Valley Treatment Center

dba Allied Health Services for Drug Recovery

Oregon

CRC Health Tennessee, LLC

dba New Life Lodge

dba New Life Recovery Services - Cookeville

dba Mirrorlake Recovery Center

dba New Life Recovery Services - Jacksboro

dba New Life Recovery Services - Jamestown

dba New Life Recovery Services - Knoxville

dba New Life Recovery Services - Knoxville West

Tennessee
CRC Health Treatment Clinics, LLC dba North Florida Treatment Center dba Maricopa County Comprehensive Treatment Center	Delaware
CRC Recovery, Inc. dba Midcoast Treatment Center dba Cedar Rapids Treatment Center dba Ann Arbor Treatment Center dba Western Michigan Treatment Center	Delaware
CRC Wisconsin RD, LLC dba Burkwood Treatment Center	Wisconsin
Crestwyn Health Group, LLC	Tennessee
Crossroads Regional Hospital, LLC dba Longleaf Hospital	Delaware
Delta Medical Services, LLC	Tennessee
Detroit Behavioral Institute, Inc.	Massachusetts
DHG Services, LLC	Delaware
Discovery House, LLC	Pennsylvania
Discovery House - BC, LLC	Pennsylvania
Discovery House - BR, Inc.	Maine
Discovery House CC, LLC	Pennsylvania
Discovery House CU, LLC	Pennsylvania
Discovery House - Group, LLC	Delaware
Discovery House - HZ, LLC	Pennsylvania
Discovery House - LT, Inc.	Utah
Discovery House MA, Inc.	Maine
Discovery House Monroeville, LLC	Pennsylvania
Discovery House - NC, LLC	Pennsylvania
Discovery House of Central Maine, Inc.	Maine
Discovery House TV, Inc.	Utah
Discovery House - UC, Inc.	Utah
Discovery House Utah, Inc.	Utah

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Discovery House WC, Inc.	Maine
DMC - Memphis, LLC	Tennessee
Duffy’s Napa Valley Rehab, LLC	Delaware
Dunhall Property Limited	United Kingdom
East Indiana Treatment Center, LLC dba East Indiana Treatment Center	Indiana
Eating Disorder Treatment Associates, LLC	Kansas
Eastwood Grange Company Limited	United Kingdom
Employee Management Services Limited	United Kingdom
Evansville Treatment Center, LLC dba Evansville Treatment Center	Indiana
Fanplate Limited	United Kingdom
Farleigh Schools Limited	United Kingdom
Farm Place Limited	United Kingdom
FenX Healthcare, LLC	Delaware
Ferguson Care Limited	United Kingdom
Four Circles Recovery Center, LLC dba Four Circles Evolution	Delaware
Fulford Grange Medical Centre Limited	United Kingdom
Galax Treatment Center, LLC dba Life Center of Galax dba New River Treatment Center dba Clinch Valley Treatment Center	Virginia
Generations BH, LLC	Ohio
Glentworth House Limited	United Kingdom
Gifford Street Wellness Center, LLC	Delaware
Greymount Properties Limited	United Kingdom
Greenbrier Acquisition, LLC	Delaware
Greenbrier Holdings, L.L.C.	Louisiana
Greenbrier Hospital, L.L.C.	Louisiana
Greenbrier Realty, L.L.C.	Louisiana
Greenleaf Center, LLC dba Greenleaf Center	Delaware
Grovedraft Limited	United Kingdom
Habilitation Center, LLC	Arkansas
Habit Opco, Inc.	Delaware
Harbor Care (UK) Limited	United Kingdom
HCP Polaris Investment Corporation	Delaware
Health & Care Services (NW) Limited	United Kingdom
Health & Care Services (UK) Limited	United Kingdom
Heddfan Care Limited	United Kingdom
Helden Homes Limited	United Kingdom
Hermitage Behavioral, LLC	Delaware
Highbank Private Hospital Limited	United Kingdom
High Quality Lifestyles Limited	United Kingdom
HMIH Cedar Crest, LLC	Delaware
Huntington Treatment Center, LLC dba Huntington Treatment Center	West Virginia
Independent Community Living (Holdings) Limited	England and Wales
Indianapolis Treatment Center, LLC dba Indianapolis Treatment Center	Indiana
IVRTC, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
JC Care Limited	United Kingdom
Jacques Hall Development Limited	United Kingdom
Jacques Hall Limited	United Kingdom
Johnston Care Limited	United Kingdom
Kids Behavioral Health of Montana, Inc. dba Acadia Montana	Montana
Lambs Support Services Limited	United Kingdom
Lakeland Hospital Acquisition, LLC dba Lakeland Regional Hospital dba Lakeland Behavioral Health System	Georgia
Lansdown Road Limited	United Kingdom
Libra Health Limited	United Kingdom
Libra Nursing Homes Limited	United Kingdom
Life Works Community Limited	United Kingdom
Lothlorien Community Limited	United Kingdom
Manor Hall Specialists Care Partnerships Limited	England and Wales
Mark College Limited	United Kingdom
Medical Imaging (Essex) Limited	United Kingdom
McCallum Group, LLC	Missouri
McCallum Properties, LLC	Missouri
Middleton St George Healthcare Limited	United Kingdom
Millcreek School of Arkansas, LLC	Arkansas
Millcreek Schools, LLC	Mississippi

Milwaukee Health Services System, LLC

dba 10th Street Clinic

dba River’s Shore Clinic

dba Madison Health Services

dba Valley Health Services

dba Wausau Health Services

dba Appleton Comprehensive Treatment Center

dba Madison East Comprehensive Treatment Center

dba 10th Street Comprehensive Treatment Center

dba River’s Shore Comprehensive Treatment Center

dba Wausau Comprehensive Treatment Center

dba North West Wisconsin Comprehensive Treatment Center

California
Mount Bachelor Educational Center, Inc.	Oregon
New Boston Treatment Center, LLC	Delaware
New Directions (Bexhill) Limited	United Kingdom
New Directions (Hastings) Limited	United Kingdom
New Directions (Robertsbridge) Limited	United Kingdom
New Directions (St. Leonards On Sea) Limited	United Kingdom
North Hill House Limited	United Kingdom
Northeast Behavioral Health, LLC	Delaware
Nottcor 6 Limited	United Kingdom
Oaktree Care Group Limited	England and Wales
Ohio Hospital for Psychiatry, LLC	Ohio
Options Treatment Center Acquisition Corporation dba Options Behavioral Health System dba Options Treatment Center dba YFCS OPT	Indiana
Parkcare Homes Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Parkcare Homes (No. 2) Limited	United Kingdom
Park Royal Fee Owner, LLC	Delaware
Parkersburg Treatment Center, LLC dba Parkersburg Treatment Center	West Virginia
Partnerships in Care Limited	England and Wales
Partnerships in Care 1 Limited	England and Wales
Partnerships in Care (Albion) Limited	England and Wales
Partnerships in Care (Bromley Road) Limited	England and Wales
Partnerships in Care (Brunswick) Limited	England and Wales
Partnerships in Care (Beverley) Limited	England and Wales
Partnerships in Care (Cardiff) Limited	England and Wales
Partnerships in Care (Cleveland) Limited	England and Wales
Partnerships in Care (Cleveland 1) Limited	England and Wales
Partnerships in Care (Cleveland) Property Holding Company Limited	England and Wales
Partnerships in Care (Irydene) Limited	England and Wales
Partnerships in Care (Nelson) Limited	England and Wales
Partnerships in Care (Oak Vale) Holding Company Limited	England and Wales
Partnerships in Care (Oak Vale) Limited	England and Wales
Partnerships in Care (Oak Vale) Property Holding Company Limited	England and Wales
Partnerships in Care (Pastoral) Limited	England and Wales
Partnerships in Care (Rhondda) Limited	England and Wales
Partnerships in Care Scotland Limited	England and Wales
Partnerships in Care (Schools) Limited	England and Wales
Partnerships in Care (Vancouver ) Holding Company Limited	England and Wales
Partnerships in Care (Vancouver) Limited	England and Wales
Partnerships in Care (Vancouver) Property Holding Company Limited	England and Wales
Partnerships in Care Investments 1 Limited	England and Wales
Partnerships in Care Investments 2 Limited	England and Wales
Partnerships in Care Management Limited	England and Wales
Partnerships in Care Management 2 Limited	England and Wales
Partnerships in Care Property Holding Company Limited	England and Waler
Partnerships in Care Property 1 Limited	England and Wales
Partnerships in Care Property 2 Limited	England and Wales
Partnerships in Care Property 3 Limited	England and Wales
Partnerships in Care Property 4 Limited	England and Wales
Partnerships in Care Property 5 Limited	England and Wales
Partnerships in Care Property 6 Limited	England and Wales
Partnerships in Care Property 7 Limited	England and Wales
Partnerships in Care Property 8 Limited	England and Wales
Partnerships in Care Property 9 Limited	England and Wales
Partnerships in Care Property 10 Limited	England and Wales
Partnerships in Care Property 11 Limited	England and Wales
Partnerships in Care Property 12 Limited	England and Wales
Partnerships in Care Property 13 Limited	England and Wales
Partnerships in Care Property 14 Limited	England and Wales
Partnerships in Care Property 15 Limited	England and Wales
Partnerships in Care Property 16 Limited	England and Wales
Partnerships in Care Property 17 Limited	England and Wales
Partnerships in Care Property 18 Limited	England and Wales

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Partnerships in Care Property 19 Limited	England and Wales
Partnerships in Care Property 20 Limited	England and Wales
Partnerships in Care Property 21 Limited	England and Wales
Partnerships in Care Property 22 Limited	England and Wales
Partnerships in Care Property 23 Limited	England and Wales
Partnerships in Care Property 24 Limited	England and Wales
Partnerships in Care Property 25 Limited	England and Wales
Partnerships in Care Property 26 Limited	England and Wales
Partnerships in Care Property 27 Limited	England and Wales
Partnerships in Care Property 28 Limited	England and Wales
Partnerships in Care Property 29 Limited	England and Wales
Partnerships in Care Property 30 Limited	England and Wales
Partnerships in Care Property 31 Limited	England and Wales
Partnerships in Care UK 1 Limited	England and Wales
Partnerships in Care UK 2 Limited	England and Wales
Pastoral Cymru Care Group Limited	England and Wales
Pastoral Cymru (Cardiff) Limited	England and Wales
Pastoral Cymru Limited	England and Wales
Peninsula Autism Support and Services Limited	United Kingdom
PHC MeadowWood, LLC	Delaware
PHC of Michigan, Inc.	Massachusetts
PHC of Nevada, Inc.	Massachusetts
PHC of Utah, Inc.	Massachusetts
PHC of Virginia, LLC	Massachusetts
Piney Ridge Treatment Center, LLC dba Piney Ridge Treatment Center dba Piney Ridge Center dba Ridgeview Group Home	Delaware
Polaris Hospital Holdings, LLC	Nevada
Polaris Hospital Management, Inc.	Tennessee
Pomegranate Acquisition Sub, LLC	Delaware
Positive Living Limited	United Kingdom
Priory Behavioral Health Limited	United Kingdom
Priory Bristol (Property) Limited	Cayman Islands
Priory Central Services Limited	United Kingdom
Priory Care Homes Holdings Limited	United Kingdom
Priory Chadwick (Property) Limited	Cayman Islands
Priory Coach House (Property) Limited	Cayman Islands
Priory Condover (Property) Limited	Cayman Islands
Priory Coombe House (Property) Limited	Cayman Islands
Priory Eastwood Grange (Property) Limited	Cayman Islands
Priory Eden Grove (Property) Limited	Cayman Islands
Priory Education Services Limited	United Kingdom
Priory Farm Place (Property) Limited	Cayman Islands
Priory (Farmfield) Limited	United Kingdom
Priory Finance Company Limited	Cayman Islands
Priory Finance Property Holdings No. 1 Limited	United Kingdom
Priory Finance Property Holdings No. 2 Limited	United Kingdom
Priory Finance Property LLP	United Kingdom
Priory Grange (Holdings) Limited	United Kingdom
Priory Grange (Potters Bar) Limited	United Kingdom
Priory Grange (St Neots) Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Priory Group Limited	United Kingdom
Priory Group No. 1 Limited	United Kingdom
Priory Group No. 2 Limited	United Kingdom
Priory Group No. 3 PLC	United Kingdom
Priory Health No. 1 Limited	United Kingdom
Priory Health No. 2 Limited	Cayman Islands
Priory Healthcare Europe Limited	United Kingdom
Priory Healthcare Finance Co Limited	United Kingdom
Priory Healthcare Holdings Limited	United Kingdom
Priory Healthcare Investments Limited	United Kingdom
Priory Healthcare Limited	United Kingdom
Priory Healthcare Services Limited	United Kingdom
Priory Healthcare Investments Trustee Limited	United Kingdom
Priory Investments Holdings Limited	Cayman Islands
Priory Hermel Grange (Property) Limited	Cayman Islands
Priory Holdings Company No. 1 Limited	Cayman Islands
Priory Holdings Company No. 2 Limited	Cayman Islands
Priory Holdings Company No. 3 Limited	Cayman Islands
Priory Hove (Property) Limited	Cayman Islands
Priory Hospitals Limited	United Kingdom
Priory Jacques Hall (Property) Limited	Cayman Islands
Priory Marchwood (Property) Limited	Cayman Islands
Priory Mark College (Property) Limited	Cayman Islands
Priory New Education Services Limited	United Kingdom
Priory New Investments Limited	United Kingdom
Priory New Investments No. 2 Limited	United Kingdom
Priory New Investments No 3 Limited	United Kingdom
Priory Nottingham (Property) Limited	Cayman Islands
Priory Old Acute Services Limited	United Kingdom
Priory Old Grange Services Limited	United Kingdom
Priory Old Forensic Services Limited	United Kingdom
Priory Old Schools Services Limited	United Kingdom
Priory Pension Trustee Limited	United Kingdom
Priory Rehabilitation Services Limited	United Kingdom
Priory Rehabilitation Services Holdings Limited	United Kingdom
Priory Roehampton (Property) Limited	Cayman Islands
Priory Secure Services Limited	United Kingdom
Priory Securitisation Limited	United Kingdom
Priory Securitisation Holdings Limited	United Kingdom
Priory Services for Young People Limited	Isle of Man
Priory Sheridan House (Property) Limited	Cayman Islands
Priory Sketchley Hall (Property) Limited	Cayman Islands
Priory Solutions (Property) Limited	Cayman Islands
Priory Specialist Health Division Limited	United Kingdom
Priory Specialist Health Limited	United Kingdom
Priory Sturt (Property) Limited	Cayman Islands
Priory Tadley Court (Property) Limited	Cayman Islands
Priory (Thetford 1) Limited	United Kingdom
Priory (Thetford 2) Limited	United Kingdom
Priory (Troup House) Limited	United Kingdom
Priory Unsted Park (Property) Limited	Cayman Islands
Priory Widnes (Property) Limited	Cayman Islands

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Progress Audit Services Limited	United Kingdom
Progress Care (Holdings) Limited	United Kingdom
Progress Care and Education Limited	United Kingdom
Prime Care Choice Limited	England and Wales
Psychiatric Resource Partners, LLC	Delaware
Public Health Solutions Limited	United Kingdom

Quality Addiction Management, Inc.

dba West Milwaukee Comprehensive Treatment Center

dba Racine Comprehensive Treatment Center

dba Madison West Comprehensive Treatment Center

dba Waukesha Comprehensive Treatment Center

dba Sheboygan Comprehensive Treatment Center

dba Green Bay Comprehensive Treatment Center

dba Beloit Comprehensive Treatment Center

Wisconsin
Quantum Care UK Limited	United Kingdom
R. J. Homes Limited	United Kingdom
Rebound Behavioral Health, LLC	South Carolina
Red River Holding Company, LLC	Delaware
Red River Hospital, LLC	Delaware
Rehabilitation Centers, LLC dba Millcreek of Magee dba Millcreek of Pontotoc	Mississippi
Resolute Acquisition Corporation dba Resolute Treatment Center dba Resolute Treatment Facility dba YFCS REL dba Resolute dba Polaris Group Home	Indiana
Renova LLP	United Kingdom
Richmond Treatment Center, LLC dba Richmond Treatment Center	Indiana
R.I.S.A.T., LLC	Rhode Island
Riverview Behavioral Health, LLC dba Vista Health Texarkana dba Riverview Behavioral Health	Texas
RiverWoods Behavioral Health, LLC dba Riverwoods Behavioral Health dba Blue Ridge Mountain Recovery Center	Delaware
Robinson Kay House (Bury) Limited	United Kingdom
Rolling Hills Hospital, LLC	Oklahoma
Rossendale School Limited	United Kingdom
Rothcare Estates Limited	United Kingdom
RTC Resource Acquisition Corporation dba YFCS RES dba Resource Treatment Facility dba RTC Resource	Indiana
Sahara Health Systems, L.L.C.	Louisiana
San Diego Health Alliance dba Capalina Clinic dba El Cajon Treatment Center dba Fashion Valley Clinic	California
San Diego Treatment Services, LLC dba Home Avenue Clinic dba Third Avenue Clinic	California

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
San Juan Capestrano Hospital, Inc.	Puerto Rico
Sapphire Care Services Limited	United Kingdom
Serenity Knolls	California
Seven Hills Hospital, Inc.	Delaware
Shaker Clinic, LLC	Ohio
Sheltered Living Incorporated dba Life Healing Center of Santa Fe	Texas
Sierra Tucson Inc. dba Sierra Tucson	Delaware
SJBH, LLC	Delaware
Skyway House, LLC	Delaware
Sober Living by the Sea, Inc. dba Sunrise Recovery Ranch dba The Rose of Newport Beach dba The Victorian of Newport Beach dba Sober Living IOP dba The Landing at Newport Beach	California
Solutions (Llangarron) Limited	United Kingdom
Solutions (Ross) Limited	United Kingdom
Sonora Behavioral Health Hospital, LLC	Delaware
Southern Indiana Treatment Center, LLC dba Southern Indiana Treatment Center	Indiana
Southwestern Children’s Health Services, Inc. dba Parc Place dba Parc Place Behavioral dba Oasis Behavioral Health Hospital	Arizona
Southwood Psychiatric Hospital, LLC dba Southwood Psychiatric Hospital	Pennsylvania
SP Cockermouth Limited	United Kingdom
Specialised Courses Offering Purposeful Education Limited	United Kingdom
Specialty Care Limited	United Kingdom
Specialty Care (Addison Court) Limited	United Kingdom
Specialty Care (EMI) Limited	United Kingdom
Specialty Care (Care Homes) Limited	United Kingdom
Specialty Care (Learning Disabilities) Limited	United Kingdom
Specialty Care (Medicare) Limited	United Kingdom
Specialty Care (Rehab) Limited	United Kingdom
Specialty Care (Rest Care) Limited	United Kingdom
Specialty Care (Rest Homes) Limited	United Kingdom
Specialty Care (UK Lease Homes) Limited	United Kingdom
Specialty Healthcare Limited	United Kingdom
Stoke 3 Limited	United Kingdom
Stoke Trustee LLP	United Kingdom
Stoke Trustee (No. 2) LLP	United Kingdom
Strathmore Care Services Limited	United Kingdom
Strathmore College Limited	United Kingdom
Structure House, LLC dba Wellspring at Structure House	Delaware
Success Acquisition, LLC	Indiana
Sturt House Clinic Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
SUWS of the Carolinas, Inc. dba SUWS Seasons	Delaware
Swift River Academy, L.L.C.	Delaware
Ten Broeck Tampa, LLC	Florida
Ten Lakes Center, LLC	Ohio

Texarkana Behavioral Associates, L.C.

dba Riverview Behavioral Health Outpatient Program

dba Vantage Point Behavioral Health

dba Vantage Point of Northwest Arkansas

dba Vantage Point of the Ozarks

dba Valley Behavioral Health System

dba Valley Behavioral Health Outpatient Program

dba Valley Behavioral Health System Outpatient Program

dba Vista Health

Texas
The Camp Recovery Center, LLC dba Azure Acres dba Starlite Recovery Center dba The Camp Recovery Center dba Camp IOP - Campbell dba Camp IOP - Scotts Valley dba Camp IOP - Monterey dba Azure Acres IOP	California
The Manor Clinic Limited	England and Wales
The Pavilion at HealthPark, LLC dba Park Royal Hospital dba Park Royal Psychiatric Hospital at Healthpark dba Park Royal Outpatient Clinic	Florida
The Refuge, A Healing Place, LLC	Florida
The Refuge - Transitions, LLC	Florida
Thetford Trustee LLP	United Kingdom
Ticehurst House Private Clinic Limited	United Kingdom
TK Behavioral Holding Company, LLC	Delaware
TK Behavioral, LLC	Delaware
Transcultural Health Development, Inc. dba Coastal Recovery Center	California
Treatment Associates, Inc. dba Sacramento Treatment Center	California
Treehouse Limited	United Kingdom
TrustPoint Hospital, LLC	Tennessee
Valley Behavioral Health System, LLC dba Valley Behavioral Health dba Valley Behavioral Health System	Delaware
Velocity Healthcare Limited	United Kingdom
Vermilion Hospital, LLC dba Vermilion Behavioral Health Systems dba Acadia Vermilion Hospital dba Optima Specialty Hospital	Delaware
Village Behavioral Health, LLC dba The Village	Delaware
Virginia Treatment Center, LLC dba Roanoke Treatment Center dba Lynchburg Treatment Center	Virginia

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Vista Behavioral Holding Company, LLC	Delaware
Vista Behavioral Hospital, LLC	Delaware
Vita Nova, LLC	Rhode Island
Volunteer Treatment Center, LLC dba Volunteer Treatment Center	Tennessee

WCHS, Inc.

dba Colton Clinical Services

dba Desert Treatment Clinic

dba Lynnwood Center

dba Northwest Treatment Center

dba Tri-Cities Treatment Center

dba WCHS of Washington

dba Kent Treatment Solutions

dba Canyon Park Treatment Solutions

dba Recovery Treatment Center

dba Riverside Treatment Center

dba The Renton Clinic

dba Tacoma Treatment Solutions

dba Temecula Valley Treatment Center

dba Vancouver Treatment Solutions

dba Spokane Treatment Solutions

dba Anchorage Treatment Solutions

California
Webster Wellness Professionals, LLC	Missouri
Wednesfield Trustee LLP	United Kingdom
Wednesfield Trustee (No 2) LLP	United Kingdom
Wellplace, Inc.	Massachusetts
Wheeling Treatment Center, LLC dba Wheeling Treatment Center	West Virginia
White Deer Realty, LLC	Pennsylvania

White Deer Run, LLC

dba Cove PREP

dba White Deer Run of Lancaster

dba New Perspectives at White Deer Run

dba White Deer Run at Blue Mountain

dba New Directions at Cove Forge

dba Cove Forge Renewal Center

dba White Deer Run of Allentown

dba White Deer Run of Allenwood

dba White Deer Run of Harrisburg

dba White Deer Run of Lewisburg

dba White Deer Run of Lancaster

dba White Deer Run of New Castle

dba White Deer Run of Williamsport

dba White Deer Run of York

dba Cove Forge Behavioral System at Erie

dba Cove Forge Behavioral System at Pittsburg

dba Cove Forge Behavioral System at Williamsburg

dba Lehigh County Center for Recovery

Pennsylvania
Whitewell UK Investments 1 Limited	United Kingdom
Whitewell UK Holding Company 1 Limited	United Kingdom
Wichita Treatment Center Inc.	Kansas
Williamson Treatment Center, LLC	West Virginia

Name of Subsidiary	Jurisdiction of Incorporation or Organization
(including dba name, if applicable)
Wilmington Treatment Center, LLC	Virginia
Yorkshire Parkcare Company Limited	United Kingdom
Youth And Family Centered Services of New Mexico, Inc. dba Desert Hills	New Mexico
Youth Care of Utah, Inc. dba Pine Ridge Academy dba Youth Care	Delaware
ZR Builders (Derby) Limited	United Kingdom